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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2006

                          REGIONS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              ------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

    417 North 20th Street, Birmingham, Alabama               35203
   --------------------------------------------           -----------
     (Address of principal executive offices)             (Zip code)

                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

     On March 23, 2006, Regions Financial Corporation (the "Company") and H. Lynn Harton, executive vice president and chief credit officer, executed an amendment to Mr. Harton's employment agreement with Union Planters Bank, N.A., predecessor in interest to the company's subsidiary Regions Bank, to extend the term of the agreement by a period of three years commencing on July 1, 2006, and to provide that the company will assume the obligations of Regions Bank (as successor to Union Planters Bank) under the agreement. The amendment also provides that the merger of Union Planters Corporation and former Regions Financial Corporation shall not be considered a change of control for any purpose of the agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The exhibits listed in the exhibit index are filed as a part of this current report on Form 8-K.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REGIONS FINANCIAL CORPORATION
                                          (Registrant)

                                  By: /s/ Ronald C. Jackson
                                      ------------------------
                                      Ronald C. Jackson
                                      Senior Vice President and Comptroller

Date: March 29, 2006


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                                INDEX TO EXHIBITS

Exhibit No.                           Description
----------                            ----------

   99.1 Amendment to Employment Agreement between H. Lynn Harton and Regions Financial Corporation effective as of July 1, 2006.

   99.2 Employment Agreement between H. Lynn Harton and Union Planters Bank, N.A. dated as of June 2, 2003.